UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NUSTAR GP HOLDINGS, LLC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF 2011 ANNUAL MEETING OF UNITHOLDERS

The Board of Directors has determined that the 2011 Annual Meeting of Unitholders of NuStar GP Holdings, LLC will be held on Wednesday, April 27, 2011 at 10:30 a.m., Central Time, at the Grand Hyatt San Antonio, 600 E. Market Street, San Antonio, Texas, 78205, for the following purposes:

(1)	To elect two Class II directors to serve until the 2014 Annual Meeting or until their respective successors are elected and have been qualified;

(2)	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2011;

(3)	To approve an advisory resolution on executive compensation;

(4)	To approve an advisory vote on the frequency of future advisory votes on executive compensation; and

(5)	Transact any other business properly brought before the meeting.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. Accordingly, on or about March 17, 2011, we are mailing to many of our unitholders a Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access the proxy statement and Annual Report on Form 10-K for the year ended December 31, 2010 over the Internet and how to vote online (www.proxyvote.com). The Notice also contains instructions on how to request a paper copy of our proxy materials. We believe that this process helps expedite unitholders’ receipt of proxy materials, lower the costs of our annual meeting and conserve natural resources.

By order of the Board of Directors,

Amy L. Perry

Assistant General Counsel and Corporate Secretary

NuStar GP Holdings, LLC

2330 North Loop 1604 West

San Antonio, Texas 78248

March 17, 2011

NUSTAR GP HOLDINGS, LLC

PROXY STATEMENT

2011 ANNUAL MEETING OF UNITHOLDERS

April 27, 2011

GENERAL INFORMATION

Introduction

Our Board is soliciting proxies to be voted at the 2011 Annual Meeting of Unitholders on April 27, 2011 (the 2011 Annual Meeting). The accompanying notice describes the time, place and purposes of the 2011 Annual Meeting. Unless otherwise indicated, the terms “NuStar,” “we,” “our” and “us” are used in this proxy statement to refer to NuStar GP Holdings, LLC, to one or more of our consolidated subsidiaries or to all of them taken as a whole. The term “Board” means our board of directors.

We are mailing the Notice of Internet Availability of Proxy Materials (Notice) to holders of our common units on or about March 17, 2011. On this date, you will have the ability to access all of our proxy materials on the website referenced in the Notice.

Record Date and Units Outstanding

Holders of record of NuStar’s common units (Common Units) at the close of business on March 3, 2011 are entitled to vote on the matters presented at the 2011 Annual Meeting. On the record date, 42,493,172 Common Units were issued and outstanding and entitled to one vote per unit.

Quorum

Holders of Common Units representing a majority of the voting power, present in person or represented by properly executed proxy, shall constitute a quorum.

Voting in Person at the Meeting

If you attend the 2011 Annual Meeting and plan to vote in person, we will provide you with a ballot at the meeting. If your Common Units are registered directly in your name, you are considered the unitholder of record and you have the right to vote the Common Units in person at the meeting. If your Common Units are held in the name of your broker or other nominee, you are considered the beneficial owner of units held in street name. As a beneficial owner, if you wish to vote at the meeting, you will need to bring to the meeting a legal proxy from the unitholder of record (e.g., your broker or other nominee) authorizing you to vote the Common Units.

Revocability of Proxies

You may revoke a proxy at any time before it is voted at the 2011 Annual Meeting by (a) submitting a written revocation to NuStar, (b) returning a subsequently dated proxy to NuStar or (c) voting in person at the 2011 Annual Meeting. If instructions to the contrary are not given, units will be voted as indicated on the proxy card.

Broker Non-Votes

Brokers holding Common Units must vote according to specific instructions they receive from the beneficial owners. If specific instructions are not received, brokers may generally vote these units in their discretion for matters that are considered “routine.” However, the New York Stock Exchange

(NYSE) precludes brokers from exercising voting discretion on certain proposals without specific instructions from the beneficial owner. This results in a “broker non-vote” on such a proposal. A broker non-vote is treated as “present” for purposes of determining the existence of a quorum and has the effect of a negative vote when a majority of the voting power of the issued and outstanding units is required for approval of a particular proposal. A broker non-vote has no effect when a majority of the voting power of the units present in person or by proxy and entitled to vote or a plurality or majority of the votes cast is required for approval.

The ratification of the appointment of KPMG LLP as our independent registered accounting firm for 2011 (Proposal No. 2) is a matter considered routine under applicable NYSE rules. A broker or other nominee generally may vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.

The election of two Class II directors (Proposal No. 1), the approval of an advisory resolution on executive compensation (Proposal No. 3), and the approval of an advisory vote on the frequency of future advisory votes on executive compensation (Proposal No. 4) are each matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore an underdetermined number of broker non-votes may occur on Proposals No. 1, No. 3 and No. 4.

Solicitation of Proxies

NuStar pays for the cost of soliciting proxies and the 2011 Annual Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone and similar means by directors, officers or employees of NuStar, none of whom will be specially compensated for such activities. NuStar also intends to request that brokers, banks and other nominees solicit proxies from their principals and will pay such brokers, banks and other nominees certain expenses incurred by them for such activities.

INFORMATION REGARDING THE BOARD OF DIRECTORS

NuStar’s business is managed under the direction of its Board. NuStar’s Second Amended and Restated Limited Liability Company Agreement requires the Board to be divided into Class I, Class II and Class III directors, with each class serving a staggered three-year term. Our Board conducts its business through meetings of its members and its committees. In 2010, our Board held six meetings and the standing committees held eleven meetings in the aggregate. No member of the Board attended less than 75% of the meetings of the Board and committees of which he was a member. All Board members attended the 2010 Annual Meeting of Unitholders on April 29, 2010, and all are expected to attend the 2011 Annual Meeting.

INDEPENDENT DIRECTORS

The Board includes one member of management, Curtis V. Anastasio, President and Chief Executive Officer (CEO), and four non-management directors. The Board determined that three of four of its non-management directors who served at any time during 2010 met the independence requirements of the NYSE listing standards as set forth in the NYSE Listed Company Manual. Those independent directors were: William B. Burnett, James F. Clingman, Jr. and Stan L. McLelland. As a member of management, Mr. Anastasio is not an independent director under the NYSE’s listing standards, and our Chairman of the Board, Mr. Greehey, currently owns approximately 16.87% of our outstanding units.

The Board’s Audit, Compensation and Nominating/Governance Committees are composed entirely of directors who meet the independence requirements of the NYSE listing standards. Each member of the Audit Committee also meets the additional independence standards for Audit Committee members set forth in the regulations of the Securities and Exchange Commission (SEC).

Independence Determinations

Under the NYSE’s listing standards, no director qualifies as independent unless the Board affirmatively determines that the director has no material relationship with NuStar. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, the Board has determined that, other than being a director and/or unitholder of NuStar, each of the independent directors named above has either no relationship with NuStar, either directly or as a partner, stockholder or officer of an organization that has a relationship with NuStar, or has only immaterial relationships with NuStar, and is therefore independent under the NYSE’s listing standards.

As provided by the NYSE listing standards, the Board has adopted categorical standards or guidelines to assist the Board in making its independence determinations with respect to each director. These standards are published in Article I of NuStar’s Corporate Governance Guidelines and are available on our website at www.nustargpholdings.com (under the “Corporate Governance” tab in the “Investor Relations” section). Under the NYSE listing standards, immaterial relationships that fall within the guidelines are not required to be disclosed in this proxy statement.

An immaterial relationship falls within the guidelines if it:

•	is not a relationship that would preclude a determination of independence under Section 303A.02(b) of the NYSE Listed Company Manual;

•

consists of charitable contributions by NuStar to an organization where a director is an executive officer and does not exceed the greater of $1 million or 2% of the organization’s gross revenue in any of the last three years;

•

consists of charitable contributions to any organization with which a director, or any member of a director’s immediate family, is affiliated as an officer, director or trustee pursuant to a matching gift program of NuStar and made on terms applicable to employees and directors; or is in amounts that do not exceed $250,000 per year; and

•	is not required to be, and it is not otherwise, disclosed in this proxy statement.

COMMITTEES OF THE BOARD

The Board has standing Audit, Compensation and Nominating/Governance Committees. Each committee has a written charter. These charters are published on our website at www.nustargpholdings.com (under the “Corporate Governance” tab in the “Investor Relations” section). The committees of the Board and the number of meetings held by each committee in 2010 are described below.

Audit Committee

The Audit Committee reviews and reports to the Board on various auditing and accounting matters, including the quality, objectivity and performance of our internal and external accountants and auditors, the adequacy of its financial controls and the reliability of financial information reported to the public. The Audit Committee also monitors our efforts to comply with environmental laws and regulations and the Foreign Corrupt Practices Act. Members of the Audit Committee during 2010 were Mr. Burnett (Chairman), Mr. Clingman and Mr. McLelland. The Audit Committee met eight times in 2010. The “Report of the Audit Committee for Fiscal Year 2010” appears below within the disclosures related to Proposal No. 2.

The Board has determined that Mr. Burnett is an “audit committee financial expert” (as defined by the SEC), and that he is “independent” as independence for audit committee members is defined in the NYSE Listing Standards. For further information regarding Mr. Burnett’s relevant experience, see “Proposal No. 1 Election of Directors-Information Concerning Nominees and Other Directors.

Compensation Committee

The Compensation Committee reviews and reports to the Board on matters related to compensation strategies, policies and programs, including certain personnel policies and policy controls, management development, management succession and benefit programs. The Compensation Committee also approves and administers our equity compensation plan. The Compensation Committee has, for administrative convenience, delegated authority to the Company’s CEO to make non-material amendments to the Company’s plans. See the “Compensation Committee Report” below.

Members of the Compensation Committee during 2010 were Mr. McLelland (Chairman), Mr. Burnett and Mr. Clingman. The Compensation Committee met two times in 2010.

The “Compensation Committee Report” for fiscal year 2010 appears below within the disclosures related to Executive Compensation.

Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks. None of the members of the Compensation Committee listed above have ever served as an officer or employee of NuStar or had any relationship requiring disclosure by NuStar under any paragraph of Item 404 of SEC’s Regulation S-K, which addresses related person transactions. Except for compensation arrangements disclosed in this proxy statement, NuStar has not participated in any contracts, loans, fees, awards or financial interests, direct or indirect, with any Compensation Committee member, nor is NuStar aware of any means, directly or indirectly, by which a Compensation Committee member could receive a material benefit from NuStar.

Nominating/Governance Committee

The Nominating/Governance Committee evaluates policies on the size and composition of the Board and criteria and procedures for director nominations, and considers and recommends candidates for election to the Board. The Nominating/Governance Committee also evaluates, recommends and monitors corporate governance guidelines, policies and procedures, including our codes of business conduct and ethics. Members of the Nominating/Governance Committee during 2010 were Mr. Clingman (Chairman), Mr. Burnett and Mr. McLelland. The Nominating/Governance Committee met one time in 2010.

In addition to recommending Mr. Anastasio and Mr. Burnett as the director nominees for election as Class II directors at the 2011 Annual Meeting, the Nominating/Governance Committee considered and recommended the appointment of a presiding director to preside at meetings of the independent directors without management, and recommended assignments for the committees of the Board. The full Board approved the recommendations of the Nominating/Governance Committee and adopted resolutions approving the slate of director nominees to stand for election at the 2011 Annual Meeting, the appointment of a presiding director, and assignments for the committees of the Board.

SELECTION OF DIRECTOR NOMINEES

The Nominating/Governance Committee solicits recommendations for potential Board candidates from a number of sources including members of the Board, NuStar’s officers, individuals personally known to the members of the Board and third-party research. In addition, the Nominating/Governance Committee will consider candidates submitted by unitholders. Any submissions by a unitholder must be in writing and include the candidate’s name, qualifications for Board membership, and sufficient biographical and other relevant information such that an informed judgment as to the proposed nominee’s qualifications can be made. Submissions must be directed to NuStar’s Corporate Secretary at the address indicated on the cover page of this proxy statement or corporatesecretary@nustarenergy.com. The level of consideration that the Nominating/Governance Committee will give to a unitholder’s candidate will be commensurate with the quality and quantity of information about the candidate that the nominating unitholder makes available to the Nominating/Governance Committee. The Nominating/Governance Committee will consider all candidates identified through the processes described above and will evaluate each of them on the same basis. In addition, in order to nominate a person for election as a director at an annual unitholders meeting, our bylaws require unitholders to follow certain procedures, including providing timely notice, as described under “Additional Information – Advance Notice Required for Unitholder Nominations and Proposals” below.

Evaluation of Director Candidates

The Nominating/Governance Committee is responsible for assessing the skills and characteristics that candidates for election to the Board should possess, as well as the composition of the Board as a whole. The assessments include qualifications under applicable independence standards and other standards applicable to the Board and its committees, as well as consideration of skills and experience in the context of the needs of the Board. Each candidate must meet certain minimum qualifications, including:

•	independence of thought and judgment;

•	the ability to dedicate sufficient time, energy and attention to the performance of his or her duties, taking into consideration the nominee’s service on other public company boards; and

•

skills and expertise complementary to the existing Board members’ skills; in this regard, the Board will consider its need for operational, managerial, financial, governmental affairs or other relevant expertise.

The Nominating/Governance Committee may also consider the ability of a prospective candidate to work with the then-existing interpersonal dynamics of the Board and the candidate’s ability to contribute to the collaborative culture among Board members. In accordance with our Corporate Governance Guidelines, individuals are considered for membership on the Board based on their character, judgment, integrity, diversity, age, skills (including financial literacy), independence and experience in the context of the overall needs of the Board. Nominees are also selected based on their knowledge about our industry and their respective experience leading or advising large companies. We require that our directors have the ability to work collegially, exercise good judgment and think critically. In addition, we ask that our directors commit to working hard for our company. The Nominating/Governance Committee strives to find the best possible candidates to represent the interests of NuStar and its unitholders. As part of its self-assessment process, the Nominating/Governance Committee annually evaluates the mix of independent and non-independent directors, the selection and functions of the presiding director and whether the Board has the appropriate range of talents, expertise and backgrounds.

Based on this evaluation, the Nominating/Governance Committee determines whether to interview a candidate, and if warranted, will recommend that one or more of its members, other members of the Board or senior management, as appropriate, interview the candidate in person or by telephone. After completing this evaluation and interview process, the Nominating/Governance Committee ultimately determines its list of nominees and submits it to the full Board for consideration and approval.

LEADERSHIP STRUCTURE OF THE BOARD; PRESIDING DIRECTOR AND MEETINGS OF NON-MANAGEMENT DIRECTORS

As prescribed by our limited liability company agreement, the Chairman of the Board has the power to preside at all meetings of the Board. Mr. Greehey serves as the Chairman of our Board. Although the Board believes that the separation of the Chairman and CEO roles is appropriate in the current circumstances, our Corporate Governance Guidelines do not establish this approach as a policy.

Our Board appoints a “Presiding Director,” whose responsibilities include presiding over Board meetings that take place outside the presence of management; such meetings occur regularly. Pursuant to the recommendation of the Nominating/Governance Committee, the Board designated Mr. McLelland to serve as the Presiding Director for 2011. He also served as Presiding Director in 2010.

RISK OVERSIGHT

While it is the job of management to assess and manage our risk, the Board and its Audit Committee (each where applicable) discuss the guidelines and policies that govern the process by which risk assessment and management is undertaken and evaluate reports from various functions with the management team on risk assessment and management. The Board interfaces regularly with management and receives periodic reports that include updates on operational, financial, legal and risk management matters. The Audit Committee assists the Board in oversight of the integrity of NuStar’s financial statements and NuStar’s compliance with legal and regulatory requirements, including those related to the health, safety and environmental performance of our company. The Audit Committee also reviews and assesses the performance of NuStar’s internal audit function and its independent auditors. The Board receives regular reports from the Audit Committee. We do not believe that the Board’s role in risk oversight has an effect on the Board’s leadership structure.

Evaluation of Compensation Risk

As described below in “Compensation Discussion and Analysis,” we pay a services fee under a services agreement between our consolidated subsidiary, NuStar GP, LLC, and NuStar Energy L.P. We receive all administrative services from NuStar GP, LLC. In addition to the services fee, we pay 1% of NuStar GP, LLC’s domestic bonus and unit compensation expense, subject to certain adjustments. The total fee for 2010 was $1.47 million. While we have officers, we do not pay for their compensation beyond the services fee. We believe that the services fee that we pay does not create incentives to take risks that are reasonably likely to have a material adverse effect on NuStar.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

Our Board is divided into three classes for purposes of election. Two Class II directors will be elected at the 2011 Annual Meeting to serve a three-year term that will expire at the 2014 Annual Meeting. Nominees for Class II directors are Curtis V. Anastasio and William B. Burnett.

THE BOARD RECOMMENDS THAT UNITHOLDERS VOTE “FOR” ALL NOMINEES.

In accordance with NuStar’s limited liability company agreement, directors are elected by a plurality of the votes cast by the holders of the Common Units represented at the 2011 Annual Meeting and entitled to vote. The nominees for Class II directors receiving the greatest number of votes, whether or not these votes represent a majority of the votes of the holders of the Common Units present and voting at the 2011 Annual Meeting, will be elected as directors. With respect to each nominee, votes “withheld” from a nominee will not count against the election of the nominee.

If any nominee is unavailable as a candidate at the time of the 2011 Annual Meeting, either the number of directors constituting the full Board will be reduced to eliminate the vacancy, or the persons named as proxies will use their best judgment in voting for any available nominee. The Board has no reason to believe that any current nominee will be unable to serve.

INFORMATION CONCERNING NOMINEES AND OTHER DIRECTORS

The following table describes (i) each nominee for election as a director at the 2011 Annual Meeting, and (ii) the other members of the Board whose terms expire in 2012 and 2013. The information provided is based partly on data furnished by the directors and partly on NuStar’s records. There is no family relationship among any of the executive officers, directors or nominees for director of NuStar.

	Position(s) Held with NuStar	Executive Officer or Director Since	Age as of the Date of the 2011 Annual Meeting	Director Class (1)
Nominees

Curtis V. Anastasio	President, CEO and Director	2006	54	II

William B. Burnett	Director	2006	61	II

Other Directors

William E. Greehey	Chairman of the Board	2006	74	I

Stan L. McLelland	Director	2006	65	I

James F. Clingman, Jr.	Director	2006	73	III

Footnotes:

(1)	If elected, the terms of office of Class II directors will expire at the 2014 Annual Meeting. The terms of office of the Class III director will expire at the 2012 Annual Meeting, and the term of office of the Class I directors will expire at the 2013 Annual Meeting.

Class II Nominees

Mr. Anastasio became President and Chief Executive Officer of NuStar GP Holdings, LLC in March 2006, and has been a director of NuStar GP Holdings, LLC since January 2007. Mr. Anastasio has also served as the President and a director of NuStar GP, LLC since December 1999. He became its Chief Executive Officer in June 2000. Prior to that, Mr. Anastasio served as Vice President, General Counsel and Secretary of Ultramar Diamond Shamrock Corporation (UDS). Mr. Anastasio’s pertinent experience, qualifications, attributes and skills include: his many years of experience in the refining and logistics industries and the extensive knowledge and experience he has attained through his service as President and CEO and director of NuStar GP, LLC and NuStar.

Mr. Burnett became a director of NuStar GP Holdings, LLC in August 2006. Mr. Burnett served as the Chief Financial Officer of Lucifer Lighting Company, a San Antonio, Texas-based manufacturer of architectural lighting products from 2004 to 2007 and as a director of Lucifer from 2004 to 2009. Mr. Burnett is a C.P.A., and in 2001, retired as a partner with Arthur Andersen LLP after 29 years of service. Mr. Burnett’s pertinent experience, qualifications, attributes and skills include: financial literacy and expertise, managerial experience through his years at Arthur Andersen and Lucifer, and the knowledge and experience he has attained through his service as a director of NuStar.

Other Directors

Mr. Greehey became the Chairman of the Board of NuStar GP Holdings, LLC in March 2006. He has also been the Chairman of the board of directors of NuStar GP, LLC since January 2002. Mr. Greehey served as Chairman of the board of directors of Valero Energy Corporation from 1979 through January 2007. Mr. Greehey was Chief Executive Officer of Valero Energy Corporation from 1979 through December 2005, and President of Valero Energy Corporation from 1998 until January 2003. Mr. Greehey’s pertinent experience, qualifications, attributes and skills include: his decades of experience in virtually every aspect of the refining and logistics industries, including his extensive years of service as both CEO and Chairman of the Board at Valero Energy Corporation, and the knowledge and experience he has attained through his service as Chairman of the Board at NuStar Energy L.P. and NuStar.

Mr. Clingman became a director of NuStar GP Holdings, LLC in December 2006. From 1984 through 2003, Mr. Clingman served as the President and Chief Operating Officer of HEB Grocery Company. He also served on the board of HEB from 1984 through 2008. Since 2003, Mr. Clingman has served on the board of directors of CarMax, a publicly held NYSE-listed company; he also serves on its audit committee and served as a member of its compensation committee from 2003 through 2005. He has also served as Chairman of the Board of three privately held food manufacturing companies owned by Silver Ventures Inc. since 2005. Mr. Clingman’s pertinent experience, qualifications, attributes and skills include: the knowledge and experience attained through decades of service for HEB, both as an officer and as a director, and the experience attained through his service on the boards of CarMax and NuStar.

Mr. McLelland became a director of NuStar GP Holdings, LLC in July 2006. He has also served as a director of NuStar GP, LLC since October 2005. Mr. McLelland has served as a director of two privately held companies, Patton Surgical Corp. and the general partner of Yorktown Technologies, LP, since November 2003 and June 2004, respectively. Mr. McLelland was U.S. Ambassador to Jamaica from January 1997 until March 2001. Prior to being named U.S. Ambassador to Jamaica, Mr. McLelland was a senior executive with Valero Energy Corporation. He joined Valero Energy

Corporation in 1981 as Senior Vice President and General Counsel, and served as Executive Vice President and General Counsel from 1990 until 1997. Mr. McLelland’s pertinent experience, qualifications, attributes and skills include: managerial experience through his service as an executive at Valero Energy Corporation, political and international relations expertise attained through his experience as a U.S. Ambassador, and the knowledge and experience he has attained through his board service for the companies above and for NuStar GP, LLC and NuStar.

For detailed information regarding the nominees’ holdings of NuStar Common Units, compensation and other arrangements, see “Information Concerning the Board of Directors,” “Beneficial Ownership of NuStar Securities,” “Executive Compensation” and “Certain Relationships and Related Party Transactions.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires our executive officers, directors and greater than 10% unitholders to file with the SEC certain reports of ownership and changes in ownership. Based on a review of the copies of such forms received and written representations from certain reporting persons, we believe that, during the year ended December 31, 2010, all Section 16(a) reports applicable to our executive officers, directors and greater than 10% unitholders were filed on a timely basis with the exception of certain late Form 4 filings in connection with the December 30, 2010 award of restricted units. The Form 4 for Mr. Burnett was filed on January 5, 2011 and the Forms 4 for Messrs. Burnett, Clingman, Greehey, McLelland, Blank, Barron and Shoaf were filed on January 25, 2011.

BENEFICIAL OWNERSHIP OF NUSTAR SECURITIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding each person or entity we know to be a beneficial owner of more than 5% of our Common Units as of December 31, 2010, and is based solely upon reports filed by such persons with the SEC.

Title of Security	Name and Address of Beneficial Owner	Units Beneficially Owned	Percent of Class *

Common Units	William E. Greehey
	2330 North Loop 1604 West
	San Antonio, TX 78248 (1)	7,183,803	16.87%

Common Units	Neuberger Berman Inc.
	605 Third Avenue
	New York, NY 10158 (2)	6,227,033	14.63%

Common Units	First Eagle Investment Management, LLC	2,749,244	6.46%
	1345 Avenue of the Americas
	New York, New York 10105 (3)

*	The reported percentages are based on 42,568,316 Common Units outstanding on December 31, 2010.

(1)	Mr. Greehey is Chairman of our Board.
(2)	Neuberger Berman Inc. filed a Schedule 13G/A with the SEC on February 14, 2011, reporting that it or certain of its affiliates beneficially owned in the aggregate 6,227,033 units.
(3)	First Eagle Investment Management, LLC filed a Schedule 13G with the SEC on February 11, 2011, reporting that it or certain of its affiliates beneficially owned in the aggregate 2,749,244 units.

SECURITY OWNERSHIP OF OUR MANAGEMENT AND DIRECTORS

Except as otherwise indicated, the following table sets forth information as of March 1, 2011 regarding NuStar Common Units and NuStar Energy L.P. Common Units beneficially owned (or deemed to be owned) by each nominee for director, each current director, each executive officer and all current directors and executive officers of NuStar as a group. The persons listed below have furnished this information to NuStar and accordingly this information cannot be independently verified by NuStar.

Unless otherwise indicated in the notes to the table, each of the named persons and members of the group has sole voting and investment power with respect to the units shown:

Name of Beneficial Owner (1)	Units Beneficially Owned (2)	Units under Exercisable Options (3)	Percentage of Outstanding Units (4)	NuStar Energy L.P. Units Beneficially Owned (5)	NuStar Energy L.P. Units under Exercisable Options (6)	Percentage of Outstanding Units (7)
William E. Greehey	7,183,803	0	16.86%	1,240,945	0	1.92%
Curtis V. Anastasio	71,915	18,767	*	83,024	67,675	*
William B. Burnett	11,092	0	*	0	0	*
James F. Clingman, Jr.	48,572	0	*	0	0	*
Stan McLelland	18,092	0	*	6,207	0	*
Bradley C. Barron	10,005	11,667	*	13,957	4,935	*
Steven A. Blank	44,777	13,667	*	34,389	33,566	*
Thomas R. Shoaf	5,083	8,567	*	7,684	4,425	*
All directors and executive officers as a group (8 persons)	7,393,339	52,668	17.47%	1,386,206	110,601	2.31%

*	Indicates that the percentage of beneficial ownership does not exceed 1% of the class.

(1)	The business address for all beneficial owners listed above is 2330 N. Loop 1604 West, San Antonio, Texas 78248.
(2)	As of March 1, 2011, 42,568,316 NuStar GP Holdings units were issued and outstanding. No executive officer or director owns any class of equity securities of NuStar GP Holdings other than Common Units. Totals include restricted Common Units issued under NuStar’s long-term incentive plans. Restricted Common Units granted under NuStar GP Holdings’ long-term incentive plans may not be disposed of until vested.
(3)	Consisting of NuStar GP Holdings units that may be acquired within 60 days of March 1, 2011 through exercise of options to purchase NuStar GP Holdings units.
(4)	The calculation for Percentage of Outstanding Units includes the total of units listed under the captions “Units Beneficially Owned” and “Units under Exercisable Options.”
(5)	As of March 1, 2011, 64,610,549 NuStar Energy L.P. units were issued and outstanding. No executive officer or director owns any class of equity securities of NuStar Energy L.P. other than units. Totals include restricted units issued under NuStar Energy L.P.’s long-term incentive plans. Restricted units granted under NuStar Energy L.P.’s long-term incentive plans may not be disposed of until vested.
(6)	Consisting of NuStar Energy L.P. units that may be acquired within 60 days of March 1, 2011 through the exercise of options to purchase NuStar Energy L.P. units.
(7)	The calculation for NuStar Energy L.P. Percentage of Outstanding Common Units includes the total of units listed under the captions “NuStar Energy L.P. Units Beneficially Owned” and “Units under Exercisable Options.”

The following Compensation Committee Report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of NuStar’s filings under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on the foregoing review and discussions and such other matters the Compensation Committee deemed relevant and appropriate, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee:

Stan L. McLelland, Chairman

William B. Burnett

James F. Clingman, Jr.

COMPENSATION DISCUSSION AND ANALYSIS

Our officers are also officers of NuStar GP, LLC, our wholly owned subsidiary and the general partner of Riverwalk Logistics, L.P., the general partner of NuStar Energy L.P. Our only cash generating assets are our indirect ownership interests in NuStar Energy L.P., a publicly traded Delaware limited partnership (NYSE: NS).

We do not pay our officers. Instead, under a services agreement between NuStar Energy L.P. and NuStar GP, LLC, dated effective January 1, 2008 (the Services Agreement), we receive administrative services, which include executive management, accounting, legal, cash management, corporate finance and other administrative services, from NuStar GP, LLC for an administrative services fee (the Services Fee). The total Services Fee for all services provided in 2010 was $1.47 million.

EXECUTIVE COMPENSATION

As described above in “Compensation Discussion and Analysis,” we do not pay our officers, and we receive all administrative services from our wholly owned subsidiary, NuStar GP, LLC, under the above-referenced Services Agreement for an annual fee of, presently, $1.1 million plus 1.0% of NuStar GP, LLC’s domestic bonus and unit compensation expense and subject to certain other adjustments. The total Services Fee for all services provided in 2010 was $1.47 million. Please see NuStar Energy L.P.’s annual report on Form 10-K for the year ended December 31, 2010 for disclosure of the compensation of certain NuStar GP, LLC officers for their services for NuStar Energy L.P.

In addition, we have no employment, severance or other agreements with any of our officers. Pension and benefit plans are maintained by our wholly owned subsidiary, NuStar GP, LLC. However, since costs incurred by us related to our pension and other retirement benefit plans are reimbursed by NuStar Energy L.P., funding for these plans will be provided by NuStar Energy L.P. As a result, we have omitted the following tables from our disclosure:

•	Pension Benefits
•	Nonqualified Deferred Compensation
•	Payments Under Change of Control Severance Agreements

In 2010, at a joint meeting of the Compensation Committee of the board of directors of NuStar GP, LLC and our Compensation Committee, our Compensation Committee approved a grant of restricted units to certain officers of NuStar GP, LLC, including those who are also our officers. Our Compensation Committee granted those restricted units to encourage the officers to continue to devote their best efforts to advancing the business of NuStar GP Holdings, LLC and NuStar Energy L.P.

Due to the fact that 99% of the 2010 expense for the bonus and unit compensation was paid by NuStar Energy L.P. (as reflected in the disclosures in NuStar Energy L.P.’s Annual Report on Form 10-K for the year ended December 31, 2010), we have omitted the following tables from our disclosure:

•	Summary Compensation Table
•	Grants of Plan-Based Awards
•	Outstanding Equity Awards
•	Option Exercises and Stock Vested

The table listed below provides information required by the SEC regarding the compensation we paid to our directors for the year ended December 31, 2010. The footnotes to the table provide important information to explain the values presented in the table, and are an important part of our disclosures relating to our director compensation for the year ended December 31, 2010.

COMPENSATION OF DIRECTORS

The following table provides a summary of compensation paid to members of our board of directors during the year ended December 31, 2010.

DIRECTOR COMPENSATION

FOR THE YEAR ENDED DECEMBER 31, 2010

Name	Fees Earned or Paid in Cash ($)(1)	Unit Awards ($) (3)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($)	Total ($)
William E. Greehey	102,500	74,980	-	0	-	0	177,480
Curtis V. Anastasio	(2)	(2)	(2)	(2)	(2)	(2)	(2)
William B. Burnett	74,000	49,987	-	0	-	0	123,987
James F. Clingman, Jr.	69,000	49,987	-	0	-	0	118,987
Stan L. McLelland	69,000	49,987	-	0	-	0	118,987

Footnotes appear on the following page.

Footnotes to “Director Compensation” table:

(1)	In addition to the fees paid according to the non-employee director compensation described below, the amounts disclosed in this column include reimbursement for expenses for transportation to and from Board meetings and lodging while attending meetings.

(2)	Mr. Anastasio is not compensated for his service as a director of NuStar.

(3)	The amounts reported represent the grant-date fair value of grants of “phantom” restricted Common Units. Phantom restricted units are not original issuance units subject to restrictions; rather, phantom restricted units are contractual obligations of the Company to provide Common Units, which the Company acquires on the open market at then-market prices, upon the lapse of applicable vesting conditions. The satisfaction of vesting of phantom units does not dilute then-current unitholders.

No unit options have been granted to NuStar’s non-employee directors.

As of December 31, 2010, each director holds the following aggregate number of restricted unit and option awards:

Name	Aggregate # of Restricted Units	Aggregate # of Unit Options
William E. Greehey	4,829	-
Curtis V. Anastasio	16,920	53,300
William B. Burnett	3,505	-
James F. Clingman, Jr.	3,505	-
Stan L. McLelland	3,505	-

(4)	Our non-employee directors do not participate in these plans. Pension and benefit plans are maintained by our wholly owned subsidiary, NuStar GP, LLC. In addition, since costs incurred by us related to our pension and other retirement benefit plan are reimbursed by NuStar Energy L.P., funding for these plans will primarily be provided by NuStar Energy L.P.

During 2010, non-employee directors received a retainer fee of $45,000 per year, plus $1,250 for each Board and committee meeting attended in person and $500 for each Board and committee meeting attended telephonically. Directors who serve as chairperson of the Audit Committee receive an additional $10,000 annually, and directors who serve as chairperson of either the Compensation or the Nominating/Governance Committee receive an additional $5,000 annually. Each director is also reimbursed for expenses of meeting attendance. Directors who are employees of NuStar GP, LLC receive no compensation (other than reimbursement of expenses) for serving as directors. The Chairman of the Board receives an additional retainer fee of $50,000 per year. The Chairman of the Board receives no fees for attending committee meetings.

NuStar supplements the compensation paid to non-employee directors with an annual grant of restricted units valued at $50,000 that vests in equal annual installments over a three-year period. The Chairman of the Board receives an additional grant of restricted units valued at $25,000 per year. We believe this annual grant of restricted units increases the non-employee directors’ identification with the interests of NuStar’s unitholders through ownership of NuStar’s units. Upon a non-employee director’s initial election to the Board, the director will receive a grant of restricted units equal to the pro-rated amount of the annual grant of restricted units from the time of his election through the next annual grant of restricted units.

In the event of a “Change of Control” as defined in the 2006 Long-Term Incentive Plan, all unvested restricted units and unit options previously granted immediately become vested or exercisable. Each plan also contains anti-dilution provisions providing for an adjustment in the number of restricted units or unit options, respectively, which have been granted to prevent dilution of benefits in the event there is a change in our capital structure that affects our Common Units.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information for NuStar’s equity compensation plan as of December 31, 2010.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Approved by unitholders:	428,395	$30.36	1,571,605

Not approved by unitholders:	0	n/a	0

For additional information on this plan, see Note 14 of the Notes to the Consolidated Financial Statements of NuStar for the fiscal year ended December 31, 2010, which is included in NuStar’s annual report on Form 10-K filed with the SEC on February 25, 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

In January 2007, our Board adopted a written related person transaction policy that codifies our prior practice. The policy requires that any transaction between NuStar and: (i) any vice president, Section 16 officer or director, (ii) any 5% or greater unitholder of NuStar Energy L.P. or NuStar GP Holdings, LLC, (iii) any immediate family member of any officer or director or (iv) any entity controlled by any of (i), (ii) or (iii) (or in which any of (i), (ii) or (iii) owns more than 5%) must be approved by the disinterested members of the Board. In addition, the policy requires that the officers and directors have an affirmative obligation to inform our Corporate Secretary of his or her immediate family members, as well as any entities in which he or she controls or owns more than 5%.

Management also makes it a practice to inform the Board and/or its committees regarding any potential “related person” transaction (within the meaning of Item 404(a) of the SEC’s Regulation S-K) of which management is aware. We also solicit information from our directors and officers annually in connection with the preparation of disclosures in our proxy statement. These questionnaires specifically seek information pertaining to any “related person” transaction.

Relationship with NuStar Energy L.P.

Due to our ownership of NuStar GP, LLC and Riverwalk Holdings, LLC, as of December 31, 2010, we indirectly owned:

•	the 2% general partner interest in NuStar Energy L.P., through our indirect 100% ownership interest in Riverwalk Logistics, L.P.;
•

100% of NuStar Energy L.P.’s incentive distribution rights, which entitle us to receive increasing percentages of the cash distributed by NuStar Energy L.P., currently at the maximum percentage of 23%; and

•	10,283,359 common units of NuStar Energy L.P. representing 15.9% of the issued and outstanding NuStar Energy L.P. common units.

Our officers are also officers of NuStar GP, LLC. Our Chairman, William E. Greehey, is also the Chairman of the board of directors of NuStar GP, LLC. Our Board appoints NuStar GP, LLC’s directors and is responsible for overseeing our role as the owner of the general partner of NuStar Energy L.P.

Stan L. McLelland has been a member of the Board since July 2006. Mr. McLelland has also been a member of the NuStar GP, LLC board of directors since October 2005. Mr. McLelland stepped down from the Audit and Compensation Committees of NuStar GP, LLC when he joined our Board.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 on the Proxy Card)

On February 25, 2011, the Audit Committee of the Board recommended that NuStar’s Board engage KPMG LLP (KPMG) to serve as NuStar’s independent registered public accounting firm for the fiscal year ending December 31, 2011. KPMG also served as NuStar’s independent registered public accounting firm for the fiscal year ended December 31, 2010, and since NuStar became a publicly traded company in July 2006.

The Board requests unitholder approval of the following resolution adopted by the Board on February 25, 2011:

RESOLVED, that the appointment of the firm of KPMG as the independent registered public accounting firm for NuStar GP Holdings, LLC for the purpose of conducting an audit of the consolidated financial statements and internal control over financial reporting of NuStar GP Holdings, LLC and its subsidiaries for the fiscal year ending December 31, 2011 is hereby approved and ratified.

THE BOARD RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG AS NUSTAR GP HOLDINGS, LLC’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.

The Audit Committee is responsible for recommending, for unitholder approval, our independent registered public accounting firm. The affirmative vote of a majority of the units present in person or by proxy and entitled to vote is required for adoption of this proposal. Should unitholders fail to approve the appointment of KPMG, the Audit Committee would undertake the task of reviewing the appointment. Nevertheless, given the difficulty and expense of changing independent accountants mid-way through the year, there is no assurance that a firm other than KPMG could be secured to deliver any or all of NuStar’s independent auditing services required in 2011. The Audit Committee, however, would take the lack of unitholder approval into account when recommending an independent registered public accounting firm for 2012.

Representatives of KPMG are expected to be present at the 2011 Annual Meeting to respond to appropriate questions raised at the 2011 Annual Meeting or submitted to them in writing prior to the 2011 Annual Meeting. The representatives may also make a statement if they desire to do so.

KPMG FEES FOR FISCAL YEAR 2010

Audit Fees. The aggregate fees for the fiscal year 2010 for professional services rendered by KPMG for the audit of the annual financial statements for the year ended December 31, 2010 included in NuStar’s Form 10-K, review of NuStar’s interim financial statements included in NuStar’s 2010 Forms 10-Q, the audit of the effectiveness of NuStar’s internal control over financial reporting as of December 31, 2010 and related services that are normally provided by the principal auditor (e.g., comfort letters and assistance with and review of documents filed with the SEC) were $98,000.

Audit-Related Fees.    The aggregate fees for the fiscal year 2010 for assurance and related services rendered by KPMG that are reasonably related to the performance of the audit or review of NuStar’s financial statements and not reported under the preceding caption were $0.

Tax Fees.    The aggregate fees for the fiscal year 2010 for professional services rendered by KPMG for tax compliance, tax advice and tax planning were $0.

All Other Fees.    The aggregate fees for the fiscal year 2010 for services provided by KPMG, other than the services reported under the preceding captions, were $0.

KPMG FEES FOR FISCAL YEAR 2009

Audit Fees.    The aggregate fees for the fiscal year 2009 for professional services rendered by KPMG for the audit of the annual financial statements for the year ended December 31, 2009 included in NuStar’s Form 10-K, review of NuStar’s interim financial statements included in NuStar’s 2009 Forms 10-Q, the audit of the effectiveness of NuStar’s internal control over financial reporting as of December 31, 2009 and related services that are normally provided by the principal auditor (e.g., comfort letters and assistance with and review of documents filed with the SEC) were $98,000.

Audit-Related Fees.    The aggregate fees for the fiscal year 2009 for assurance and related services rendered by KPMG that are reasonably related to the performance of the audit or review of NuStar’s financial statements and not reported under the preceding caption were $0.

Tax Fees.    The aggregate fees for the fiscal year 2009 for professional services rendered by KPMG for tax compliance, tax advice and tax planning were $0.

All Other Fees.    The aggregate fees for the fiscal year 2009 for services provided by KPMG, other than the services reported under the preceding captions, were $0.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee has adopted a pre-approval policy to address the approval of services rendered to NuStar by its independent auditors. The text of that policy appears in Exhibit 99.01 to NuStar’s annual report on Form 10-K for the fiscal year ended December 31, 2010.

None of the services (described above) for 2010 provided by KPMG were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

REPORT OF THE AUDIT COMMITTEE FOR FISCAL YEAR 2010 *

Management is responsible for NuStar’s internal controls and the financial reporting process. KPMG, NuStar’s independent registered public accounting firm for the fiscal year ended December 31, 2010, is responsible for performing an independent audit of NuStar’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), and an audit of NuStar’s internal control over financial reporting in accordance with the standards of the PCAOB, and to issue its reports thereon. The Audit Committee monitors and oversees these processes and approves the selection and appointment of NuStar’s independent registered public accounting firm and recommends the ratification of such selection and appointment to the Board.

The Audit Committee has reviewed and discussed NuStar’s audited financial statements with management and KPMG. The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380 “Communications with Audit Committees”), as adopted by the PCAOB in Rule 3200T. The Audit Committee has received written disclosures and the letter from KPMG required by applicable requirements of the Audit Committee concerning its independence, and has discussed with KPMG that firm’s independence.

Based on the foregoing review and discussions and such other matters the Audit Committee deemed relevant and appropriate, the Audit Committee recommended to the Board that the audited financial statements of NuStar be included in NuStar’s Annual Report on Form 10-K for the year ended December 31, 2010.

Members of the Audit Committee:

William B. Burnett (Chairman)

James F. Clingman, Jr.

Stan L. McLelland

* The material in this Report of the Audit Committee is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of NuStar’s filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

PROPOSAL 3

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

(Item 3 on the Proxy Card)

On January 25, 2011, the SEC adopted a new rule requiring issuers, not less frequently than once every three years, to provide a stockholder advisory vote to approve the compensation of the issuer’s named executive officers. Under the new rule, our unitholders will be given the opportunity to vote to approve the compensation of our named executive officers, as such compensation is disclosed in the Compensation Disclosure and Analysis, compensation tables and other narrative compensation disclosures in this proxy statement.

In accordance with this new rule, we are asking unitholders to approve the following advisory resolution:

RESOLVED, that the unitholders of NuStar GP Holdings, LLC (“NuStar”) approve, on an advisory basis, the compensation of NuStar’s named executive officers disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, notes and narrative discussion set forth in the proxy statement.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

THE BOARD RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THE APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE

COMPENSATION (“FREQUENCY VOTE”)

(Item 4 on the Proxy Card)

The SEC adopted, on January 25, 2011, a new rule requiring issuers, not less frequently than once every six calendar years, to provide an advisory vote to determine whether the advisory vote on executive compensation (as described above in Proposal 3) will occur every one, two or three years. Accordingly, we are seeking an advisory determination from our unitholders as to the frequency with which we should present a Say-On-Pay Vote to the unitholders. We are providing unitholders the option of selecting a frequency of three, two or one years, or abstaining.

We believe:

•

A triennial approach provides regular input by unitholders, while allowing unitholders to better judge our compensation programs in relation to our long-term performance. This benefits our institutional and other unitholders, who have historically held our units over the long-term.

•

A triennial vote will provide our Compensation Committee and our Board sufficient time to thoughtfully evaluate the results of the most recent advisory vote on executive compensation, discuss the implications of the vote with our unitholders and develop and implement any changes to our executive compensation program that may be appropriate in light of the vote. A triennial vote will also allow for these changes to our executive compensation program to be in place long enough for unitholders to see and evaluate the effectiveness of these changes.

•

The composition and level of compensation paid to executives in the market evolves over multiple years. A triennial approach will allow us to review evolving practices in the market to ensure our compensation programs reflect best practices.

The following resolution will be submitted for a unitholder vote at the 2011 Annual Meeting:

RESOLVED, that an advisory unitholder vote to approve the compensation paid to NuStar’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the proxy statement, be submitted to NuStar’s unitholders every: (i) three years, (ii) two years, or (iii) one year; with such frequency that receives the highest number of votes cast being the preferred advisory vote of unitholders.

THE BOARD RECOMMENDS THAT UNITHOLDERS VOTE FOR EVERY “THREE YEARS” AS THE FREQUENCY FOR AN ADVISORY VOTE ON EXECUTIVE COMPENSATION. PROXIES WILL BE VOTED “FOR” APPROVAL OF THE PROPOSAL UNLESS OTHERWISE SPECIFIED.

The Frequency Vote is advisory, and therefore not binding on NuStar, the Compensation Committee or our Board. Unitholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice as among the frequency options.

MISCELLANEOUS

GOVERNANCE DOCUMENTS AND CODES OF ETHICS

We have adopted a Code of Ethics for Senior Financial Officers that applies to our principal executive officer, principal financial officer, and controller. This code charges these senior financial officers with responsibilities regarding honest and ethical conduct, the preparation and quality of the disclosures in documents and reports we file with the SEC and compliance with applicable laws, rules and regulations. We also adopted a Code of Business Conduct that applies to all of our employees and directors.

We post the following documents on our website at www.nustargpholdings.com under the “Corporate Governance” tab in the “Investors” section. A print copy of any of these documents is also available in print to any unitholder upon request. Requests for documents must be in writing and directed to NuStar’s Corporate Secretary at the address indicated on the cover page of this proxy statement or corporatesecretary@nustarenergy.com.

Audit Committee Charter

Code of Business Conduct and Ethics

Code of Ethics for Senior Financial Officers

Compensation Committee Charter

Corporate Governance Guidelines

Nominating/Governance Committee Charter

Second Amended and Restated Limited Liability Company Agreement

UNITHOLDER COMMUNICATIONS

Unitholders and other interested parties may communicate with the Board, its non-management directors or the Presiding Director by sending a written communication in an envelope addressed to “Board of Directors,” “Non-Management Directors,” or “Presiding Director” in care of NuStar’s Corporate Secretary at the address indicated on the cover page of this proxy statement or corporatesecretary@nustarenergy.com. Additional requirements for certain types of communications are stated below under the caption “Additional Information – Advance Notice Required for Unitholder Nominations and Proposals.”

ADDITIONAL INFORMATION - ADVANCE NOTICE REQUIRED FOR UNITHOLDER NOMINATIONS AND PROPOSALS

If you wish to submit a unitholder proposal to be included in our proxy statement for the 2012 Annual Meeting of unitholders pursuant to Rule 14a-8 under the Exchange Act, we must receive your written proposal on or before November 19, 2011.

If you wish to bring business before the meeting that is not the subject of a proposal pursuant to Rule 14a-8 under the Exchange Act, the unitholder must follow procedures outlined in our limited liability company agreement. One of the procedural requirements in our limited liability company agreement is timely notice in writing of the business the unitholder proposes to bring before the meeting. Notice must be received at our principal executive offices at the address shown on the cover page not less than 90 days or more than 120 days prior to the first anniversary of the date on which NuStar first mailed its proxy materials for the preceding year’s annual meeting of unitholders. In addition, our limited liability company agreement requires that any business proposed must be a proper matter for unitholder action under the limited liability company agreement and the Delaware Limited Liability Company Act. Unitholders are urged to review all applicable rules and consult legal counsel before submitting a nomination or proposal to NuStar.

OTHER BUSINESS

If any matters not referred to in this proxy statement properly come before the 2011 Annual Meeting or any adjournments or postponements thereof, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the units represented by proxy in accordance with their best judgments. The Board is not currently aware of any other matters that may be presented for action at the 2011 Annual Meeting.

FINANCIAL STATEMENTS

Consolidated financial statements and related information for NuStar, including audited financial statements for the fiscal year ended December 31, 2010, are contained in NuStar’s Annual Report on Form 10-K. We have filed our Annual Report on Form 10-K with the SEC, and you may review this report on the internet as indicated in the Notice as well as through our website at www.nustargpholdings.com (under the “Investors” tab in the “Financial Reports SEC Filings” section).

HOUSEHOLDING

The SEC’s rules allow companies to send a single Notice or single copy of annual reports, proxy statements, prospectuses and other disclosure documents to two or more unitholders sharing the same address, subject to certain conditions. These “householding” rules are intended to provide greater convenience for unitholders, and cost savings for companies, by reducing the number of duplicate documents that unitholders receive. If your units are held by an intermediary broker, dealer or bank in “street name,” your consent to householding may be sought, or may already have been sought, by or on behalf of the intermediary.

If your units are held in a brokerage account, and you no longer wish to participate in householding, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker. If you hold registered units, you can notify NuStar by sending a written request to NuStar’s Corporate Secretary at the address indicated on the cover page of this proxy statement, calling the Corporate Secretary at (210) 918-2000 or emailing corporatesecretary@nustarenergy.com.

TRANSFER AGENT

Computershare Investor Services, Chicago, Illinois, serves as our transfer agent, registrar and distribution paying agent with respect to our Common Units. Correspondence relating to any unit accounts, distributions or transfers of unit certificates should be addressed to:

Computershare Investor Services, LLC

250 Royall Street, Mail Stop 1A

Canton, MA 02021

United States of America

(877) 239-9457

NUSTAR GP HOLDINGS, LLC 2330 NORTH LOOP 1604 WEST SAN ANTONIO, TX 78248

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 26, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 26, 2011. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M30738-P07377 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

NUSTAR GP HOLDINGS, LLC		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All	All	Except
1.	Election of Directors	☐	☐	☐
Nominees:
01) Curtis V. Anastasio
02) William B. Burnett

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

2.	Ratify the appointment of KPMG LLP as NuStar Holdings, LLC’s independent registered accounting firm for 2011.	☐	☐	☐

3.	To approve, by non-binding vote, executive compensation.	☐	☐	☐

The Board of Directors recommends you vote for 3 years on the following proposal:	1 Year	2 Years	3 Years	Abstain

4.	To recommend, by non-binding vote, the frequency of future advisory votes on executive compensation. ☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Dear Unitholder,

NuStar GP Holdings, LLC encourages you to take advantage of convenient ways by which you can vote these units. You can vote these units 24 hours a day, 7 days a week, using either a touch-tone telephone or through the Internet. Your telephone or Internet vote authorizes the proxies named on the below proxy voting instruction card in the same manner as if you marked, signed, dated and returned the proxy/voting instruction card. If you choose to vote these units by telephone or the Internet, there is no need to mail back your proxy/voting instruction card. To vote the units by telephone or via the Internet, please have this voting form in hand and follow the instructions on the reverse side.

Your vote is important. Thank you for voting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Form 10-K, Notice and Proxy Statement are available at www.proxyvote.com. If you do not vote via the Internet or telephone, fold along the perforation, detach and return the bottom portion in the enclosed envelope.

M30739-P07377

NUSTAR GP HOLDINGS, LLC

Annual Meeting of Unitholders

April 27, 2011

This proxy is solicited by the Board of Directors

By signing on the reverse side, I (we) hereby appoint each of Bradley C. Barron and Amy L. Perry (the “proxies”) as proxy holders, each with full power of substitution, to represent and to vote all units of NuStar GP Holdings, LLC that the undersigned could vote at the Company’s Annual Meeting of Unitholders to be held at the Grand Hyatt San Antonio, 600 E. Market Street, San Antonio, Texas 78205, on Wednesday, April 27, 2011 at 10:30 a.m., including any adjournment thereof, in the matter stated herein as to the matters set forth in the Notice of Annual Meeting and Proxy Statement, and in their discretion on any other matter that may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors recommendations. If you do not vote by telephone or over the Internet, please sign and return this card using the enclosed envelope.

Continued and to be signed on reverse side